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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2002

IMH ASSETS CORP. (as company under an Indenture, dated as of April 29, 2002, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2002-2)

                                IMH ASSETS CORP.
                                ----------------
             (Exact name of registrant as specified in its charter)



          CALIFORNIA                 333-83600              33-0705301
          ----------                -----------            -----------
 (State or Other Jurisdiction       (Commission          (I.R.S. Employer
      of Incorporation)            File Number)         Idenfication No.)


1401 Dove Street
Newport Beach, California                                  92660
-------------------------                                  -----
(Address of Principal                                   (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600

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                                               -2-
Item 5. OTHER EVENTS.
        -------------

              The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 26, 2002, Commission File Number 1-10777), and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 25, 2002 and April 18, 2002, as such reports relate to Ambac Assurance Corporation and subsidiaries, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-83600) of the Registrant; and (iii) the Prospectus Supplement relating to IMH Assets Corp.: Collateralized Asset- Backed Bonds, Series 2002-2, and shall be deemed to be part hereof and thereof.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
        ------------------------------------------------------------------

        (a)   FINANCIAL STATEMENTS.
              ----------------------

              Not applicable.

        (b)   PRO FORMA FINANCIAL INFORMATION.
              ---------------------------------

              Not applicable.

(c)    EXHIBITS

                   ITEM 601(a) OF
                   REGULATION S-K
  EXHIBIT NO.      EXHIBIT NO.                 DESCRIPTION
  -----------      -----------                 -----------
  1                23                          Consent of KPMG LLP, independent
                                               auditors of Ambac
                                               Assurance Corporation
                                               with respect to the IMH
                                               Assets
                                               Corp.,Collateralized
                                               Asset-Backed Bonds,
                                               Series 2002-2.



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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                      IMPAC SECURED ASSETS CORP.

                                      By: /s/ Richard J. Johnson
                                          ------------------------------------
                                      Name:  Richard J. Johnson
                                      Title: Chief Financial Officer

Dated: April 23, 2002



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                                  EXHIBIT INDEX

                       Item 601 (a) of       Sequentially
 Exhibit              Regulation S-K         Numbered
Number                Exhibit No.            Description                  Page
------                -----------            -----------                  ----
1                       23                   Independent Auditors'         6
                                             Consent